Alopexx, Inc. S-1

Exhibit 10.4

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm if publicly disclosed

THE BRIGHAM AND WOMEN’S HOSPITAL, INC.
EXCLUSIVE LICENSE AGREEMENT

BWH Agreement No: [***]
BWH Case No: [***],[***],[***]

This License Agreement (“AGREEMENT”) is made as of the 4th day of December, 2007 (“EFFECTIVE DATE”), between Alopexx Pharmaceuticals, LLC, a Delaware limited liability company, having a principal place of business at [***](“COMPANY”) and The Brigham and Women’s Hospital, Inc., a not-for-profit Massachusetts corporation, with a principal place of business at 75 Francis Street, Boston, MA 02115 (“HOSPITAL”), each referred to herein individually as a “PARTY” and collectively as the “PARTIES”.

RECITALS

HOSPITAL, as a center for patient care, research, and education, is the owner or joint owner of certain PATENT RIGHTS (defined below) and desires to grant a license of those PATENT RIGHTS to COMPANY in order to benefit the public by disseminating the results of its research via the commercial development, manufacture, distribution and use of products and processes.

HOSPITAL’s rights to the PATENTS RIGHTS pertaining to BWH Case [***] and its right to grant licenses to those PATENT RIGHTS are governed by an interinstitutional agreement between HOSPITAL and [***] effective as of November 12, 2004 and as amended on November 30, 2007, and hereby attached in Appendix [***].

COMPANY has the capability to commercially develop, manufacture, distribute and use PRODUCTS and PROCESSES (defined below) for public use and benefit and desires to license such PATENT RIGHTS.

For good and valuable consideration, the sufficiency of which is hereby acknowledged, the PARTIES hereto agree as follows:

I. CERTAIN DEFINITIONS

The following terms shall have the following meanings as used herein, unless the context requires otherwise.

1.1         “AFFILIATE” with respect to either PARTY shall mean any corporation or other legal entity other than that PARTY in whatever country organized, controlling, controlled by or under common control with that PARTY. The term “control” shall mean (a) in the case of COMPANY, direct or indirect ownership of at least fifty percent (50%) of the voting securities having the right to elect directors, and (b) in the case of HOSPITAL, the power, direct or indirect, to elect or appoint more than fifty percent (50%) of the directors or trustees, or to cause direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

1.2         “BIOLOGICAL MATERIALS” shall mean the biological materials and assays set forth in Appendix B.

1.3         “CLAIM” shall mean any pending or issued claim of any PATENT RIGHT that has not been permanently revoked, nor held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is unappealable or unappealed in the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

1.4         “COMMERCIAL SALE” shall mean any TRANSFER of a PRODUCT or PROCESS by COMPANY, an AFFILIATE or SUBLICENSEE (which may include a TRANSFER to an AFFILIATE or SUB LICENSEE), for value, in the form of cash or otherwise.

1.5          “[***]”shall mean [***].

1.6          “[***] LICENSE” shall mean the license agreement between [***] and HOSPITAL effective as of [***] (BWH Agreement No. [***]) and any amendments to that agreement.

1.7          “KLP” shall mean KLP Enterprises LLC.

1.8          “LICENSE FIELD” shall mean [***] including all:

(i) [***].

(ii) [***] .

Specifically excluded from LICENSE FIELD are [***]

1.8	“LICENSE TERRITORY” shall mean worldwide.

1.9	“NET SALES” shall mean:

(a)	the greatest of the gross amount billed, invoiced or received by COMPANY, its AFFILIATES and SUBLICENSEES (for the purposes of this Section 1.9, each a “SELLER”) for TRANSFER of PRODUCTS and PROCESSES by a SELLER to third parties (but excluding (i) any amounts billed, invoiced or received resulting from any TRANSFER of any PRODUCT or PROCESS between or among COMPANY, an AFFILIATE or any SUBLICENSEE, unless the transferee is the final purchaser of such PRODUCT or PROCESS; and (ii) any royalty or similar payment by SUBLICENSEE to AFFILIATE or COMPANY, or by AFFILIATE to COMPANY, on account of a TRANSFER of any PRODUCT or PROCESS by a SUBLICENSEE or AFFILIATE, as the case may be, to a third party), less (to the extent appropriately documented) the following amounts actually paid or otherwise incurred by SELLER in effecting such TRANSFER:

(i)	credits and allowances by reason of rejection or return;

(ii)	reasonable and customary rebates, discounts and chargebacks;

(iii)	amounts for outbound transportation, insurance, handling and shipping, to the extent separately invoiced;

(iv)	taxes, customs duties and other governmental charges levied on or measured by COMMERCIAL SALES, to the extent separately itemized or invoiced, whether paid by or on behalf of COMPANY so long as COMPANY’s price is reduced thereby, but not franchise or income taxes of any kind whatsoever.

(b)	NET SALES shall occur on the earlier of the date of billing or invoicing for TRANSFER of a PRODUCT or PROCESS. For a PRODUCT or PROCESS for which SELLER does not bill or invoice, NET SALES shall occur on the date on which payment is due or made to the SELLER, whichever is earlier. If the date on which such payment is due or made cannot be ascertained. NET SALES shall be deemed to have occurred on the date the PRODUCT or PROCESS was TRANSFERRED.

(c)	Subject to Section 1.9(a)(ii), if a SELLER TRANSFERS any PRODUCT or PROCESS at a discounted price that is not part of a reasonable and customary marketing and sales program, or for non-cash consideration, NET SALES shall be calculated based on the non-discounted cash amount charged to an independent third party for the PRODUCT or PROCESS during the same REPORTING PERIOD or, in the absence of such transaction, on the fair market value of the PRODUCT or PROCESS.

(d)	In the case of a TRANSFER of a PRODUCT within COMPANY or between or among COMPANY, any AFFILIATE or SUBLICENSEE, solely for further TRANSFER by such transferee, NET SALES shall be based on the further TRANSFER of such PRODUCT by such transferee.

1.10       “PATENT RIGHTS” shall mean HOSPITAL’s rights and [***]’s rights in (a) patents and patent applications listed on Appendix C attached hereto; (b) any divisions, continuations, continuations-in-part to the extent the claims are supported by the patent applications and patents included in (a), reissues, reexaminations or extensions of the patent applications and patents in (a); (c) any foreign counterparts and equivalents of the patent applications and patents listed in (a) and (b); and (d) all patents issuing therefrom anywhere in the world. For clarity, the PATENT RIGHTS are separated into 2 parts. BWH Case [***] is jointly owned by HOSPITAL and [***]. BWH Cases [***] and [***] are solely owned by HOSPITAL.

1.11	“PROCESS” shall mean any process, method or service the use or performance of which, in whole or in part:

(a)	absent the license granted hereunder would infringe or is covered by, one or more CLAIMS of PATENT RIGHTS; or

(b)	employs TECHNOLOGICAL INFORMATION.

1.12	“PRODUCT” shall mean any article, device or composition, the manufacture, use, or sale of which, in whole or in part:

(a)	absent the license granted hereunder would infringe or is covered by, one or more CLAIMS of PATENT RIGHTS; or

(b)	employs TECHNOLOGICAL INFORMATION.

1.13       “PURCHASE AGREEMENT” shall mean the Securities Purchase Agreement by and between COMPANY and KLP dated December 4, 2007, hereby attached as Appendix D.

1.14       “REPORTING PERIOD” shall mean each three month period ending March 31, June 30, September 30 and December 31.

1.15       “SUBLICENSEE” shall mean any third party sublicensee of the rights granted by COMPANY under Section 2.1(a)(ii).

1.16        “TECHNOLOGICAL INFORMATION” shall mean any research data, designs, formulae, process information and other information pertaining to any invention claimed in the PATENT RIGHTS for which there is no obligation to any third party which is either (a) disclosed by Dr. Pier under Section 2.5, or (b) contained in a pending application for a PATENT RIGHT. Technological Information shall include the BIOLOGICAL MATERIALS.

1.17       “TRANSFER” shall mean to sell or have sold, to lease or have leased, to import or have imported or otherwise to transfer or have transferred, for value in the form of cash or otherwise, a PRODUCT or PROCESS, and further in the case of a PROCESS to use or perform such PROCESS for the benefit of a third party.

2. LICENSE

2.1	Grant of License.

(a)	Subject to the terms of this AGREEMENT, HOSPITAL hereby grants to COMPANY in the LICENSE FIELD in the LICENSE TERRITORY:

(i)	an exclusive, royalty-bearing license under PATENT RIGHTS to make, have made, use, have used, and TRANSFER PRODUCTS and to use, have used and TRANSFER PROCESSES;

(ii)	the right to grant sublicenses under the rights granted in Section 2.l(a)(i) to SUBLICENSEES, provided that in each case COMPANY shall be responsible for the performance of any obligations of SUBLICENSEES relevant to this AGREEMENT as if such performance were carried out by COMPANY itself, including, without limitation, the payment of any royalties or other payments provided for hereunder, regardless of whether the terms of any sublicense provide for such amounts to be paid by the SUBLICENSEE directly to HOSPITAL; and

(iii)	the nonexclusive right to disclose, use and transfer TECHNOLOGICAL INFORMATION disclosed by HOSPITAL to COMPANY hereunder.

(b)	The licenses granted in Section 2.l(a) above include the right to grant to the purchaser of PRODUCTS from COMPANY, AFFILIATES and SUBLICENSEES the right to use such purchased PRODUCTS in a method coming within the scope of PATENT RIGHTS.

(c)	The foregoing license grant shall include the grant of said license to any AFFILIATE of COMPANY, provided that such AFFILIATE shall assume the same obligations as those of COMPANY and be subject to the same terms and conditions hereunder and further provided that COMPANY shall be responsible for the performance by said AFFILIATE of said obligations and for compliance by said AFFILIATE with said terms and conditions. COMPANY shall provide to HOSPITAL a fully signed, non-redacted copy of each agreement with each AFFILIATE that assumes the aforesaid obligations, including all exhibits, attachments and related documents and any amendments, within thirty (30) days of request by HOSPITAL.

2.2         Sublicenses. All sublicenses granted hereunder shall be consistent with the terms of this AGREEMENT, shall incorporate terms and conditions sufficient to enable COMPANY to comply with this AGREEMENT and shall prohibit any further sublicense by a SUBLICENSEE. Any sublicense granted by COMPANY shall be subject to the prior written approval of HOSPITAL, which approval shall not be unreasonably withheld or delayed. COMPANY shall remain joint and severally liable with SUBLICENSEES for performance and payment requirements of sublicenses. COMPANY shall provide to HOSPITAL a fully signed non-redacted copy of all sublicense agreements and amendments thereto, including all exhibits, attachments and related documents, within thirty (30) days of executing the same. Upon termination of this AGREEMENT or any license granted hereunder for any reason, any sublicenses shall be addressed in accordance with Section 10.6.

2.3          Retained Rights; Requirements. Any and all licenses granted hereunder are subject to:

(a)	HOSPITAL’s, [***]’s and their AFFILIATES’ right to make and to use the subject matter described and/or claimed in the PATENT RIGHTS and to permit others at academic, government and not-for-profit institutions to make and use the subject matter described and/or claimed in PATENT RIGHTS for research and educational purposes; and

(b)	for PATENT RIGHTS supported by federal funding, the rights, conditions and limitations imposed by U.S. law (see 35 U.S.C. § 202 et seq and regulations pertaining thereto), including without limitation:

(i)	the royalty-free non-exclusive license granted to the U.S. government; and

(ii)	the requirement that any PRODUCTS used or sold in the United States shall be manufactured substantially in the United States.

2.4          No Additional Rights. It is understood that nothing in this AGREEMENT shall be construed to grant COMPANY a license express or implied under any patent owned solely or jointly by HOSPITAL or BIDMC other than the PATENT RIGHTS expressly licensed hereunder. HOSPITAL and BIDMC shall have the right to license any PATENT RIGHTS to any other party for any purpose outside of the LICENSE FIELD or the LICENSE TERRITORY.

2.5          Disclosure of TECHNOLOGICAL INFORMATION. At COMPANY’s request prior to execution of this AGREEMENT, HOSPITAL (through Dr. Gerald Pier) shall use reasonable efforts to disclose within thirty (30) days after execution of this AGREEMENT any TECHNOLOGICAL INFORMATION beyond that disclosed in the patent application for the PATENT RIGHTS which is then known to Dr. Pier and which he or she reasonably believes is necessary for COMPANY to utilize the licenses granted hereunder.

3. DUE DILIGENCE OBLIGATIONS

3.1          Diligence Requirements. COMPANY shall itself use, or shall cause its AFFILIATES or SUBLICENSEES, as applicable, to use, best efforts to develop and make available to the public PRODUCTS and PROCESSES throughout the LICENSE TERRITORY in the LICENSE FIELD. Such efforts shall include achieving the following objectives within the time periods designated below following the EFFECTIVE DATE:

(a)	Pre-Sales Requirements.

(i)	Within [***] of the EFFECTIVE DATE and annually thereafter as set forth in Section 5.1, COMPANY shall submit a research and development plan to HOSPITAL;

(ii)	Within [***], COMPANY will [***];

(iii)	Within [***] COMPANY will [***];

(iv)	Within [***] COMPANY [***];

(v)	Within [***] COMPANY [***]; and

(vi)	Within [***] COMPANY [***].

(b)	Post-Sales Requirements.

(i)	Following the first COMMERCIAL SALE in any country in the LICENSE TERRITORY, COMPANY shall itself or through its AFFILIATES and/or SUBLICENSEES make continuing COMMERCIAL SALES in such country without any elapsed time period of one (1) year or more in which such COMMERCIAL SALES do not occur.

Achievement of the foregoing objectives shall be deemed to satisfy COMPANY’s obligations to use best efforts under this Section 3 .1.

3.2 Adjustment to Diligence Requirement Deadlines by Payment. If requested by COMPANY and at the sole discretion of HOSPITAL, COMPANY may extend for [***] the achievement of a diligence requirement described in the above 3.1(a)(i-vi) or 3.1(b)(i) by giving written notice to the HOSPITAL prior to the deadline for the requirement and by making a non-refundable, non-creditable extension payment of [***] to HOSPITAL within thirty (30) days of sending such notice. Such extensions shall be granted to COMPANY no more one (1) than time per specific diligence requirement and no more than three (3) times overall.

3.3         Diligence Failures. If HOSPITAL determines that COMPANY has failed to fulfill any of its obligations under Section 3.1, then HOSPITAL may treat such failure as a default and may terminate this AGREEMENT and/or the licenses granted hereunder in accordance with Section 10.4.

3.4         Diligence Reports. COMPANY shall provide all reports with respect to its obligations under Section 3.1 as set forth in Article 5.

4. PAYMENTS AND ROYALTIES

4.1         License Issue Fee. COMPANY shall pay HOSPITAL a non-refundable license issue fee in the sum of [***] to be made payable according to the following schedule:

(i)  payment in the amount of [***] shall be due upon execution of this AGREEMENT;

(ii) payment in the amount of [***] shall be due on [***]; and

(iii) payment in the amount of [***] shall be due on [***].

4.2         Patent Cost Reimbursement for BWH Case [***]. COMPANY shall reimburse HOSPITAL for all costs associated with the preparation, filing, prosecution and maintenance of certain PATENT RIGHTS for BWH Case [***] which are directed toward the antibody (“CASE [***] PATENT COSTS”). As of the EFFECTIVE DATE, HOSPITAL has incurred approximately [***] in CASE [***] PATENT COSTS which amount COMPANY shall pay to HOSPITAL in [***] installments which shall be made payable according to the following schedule:

(i)	payment in the amount of [***] shall be due upon execution of this AGREEMENT;

(ii)	payment in the amount [***] shall be due on [***];

(iii)	payment in the amount of [***] shall be due on [***];

(iv)	payment in the amount of [***] shall be due on [***];

(v)	payment in the amount of [***] shall be due on [***].

COMPANY shall pay to HOSPITAL, or at HOSPITAL’s request directly to patent counsel, all other CASE [***] PATENT COSTS within thirty (30) days of COMPANY’s receipt of an invoice for such CASE [***] PATENT COSTS either from HOSPITAL or HOSPITAL’s patent counsel. COMPANY agrees to indemnify, defend and hold HOSPITAL and [***] harmless from and against any and all liabilities, damages, costs and expenses arising from the failure of COMPANY to timely pay such invoices and CASE [***] PATENT COSTS. HOSPITAL shall instruct patent counsel to provide copies to HOSPITAL for HOSPITAL’s administrative files of all invoices detailing CASE [***] PATENT COSTS which are sent directly to COMPANY.

4.3	Patent Cost Reimbursement for BWH Cases [***] and [***].

(a)	In addition to the CASE [***] PATENT COSTS, there are certain patent costs associated with the PATENT RIGHTS for BWH Cases [***] and [***] (which are directed toward the antigen and are solely owned by HOSPITAL) which have been and are currently being paid by [***] under the terms of the [***]. Under the terms of the [***], in the event HOSPITAL licenses a portion of the PATENT RIGHTS to a third party, HOSPITAL and [***], in good faith, must negotiate a reduction in past and future amounts of [***] PATENT COSTS paid and payable by [***]. Such a reduction in [***] PA TENT COSTS may require payments by HOSPITAL to [***].

(b)	Company acknowledges and agrees that it will be responsible for paying a share of future [***] PATENT COSTS and will reimburse HOSPITAL for any payments by HOSPITAL to [***] for past [***] PATENT COSTS (each as negotiated by HOSPITAL and [***]) so long as such payments are fair and reasonable in light of the relative rights held by [***] and the COMP ANY in the PATENT RIGHTS. At such time that COMPANY begins to pay a portion of future [***] PATENT COSTS, COMPANY shall pay to HOSPITAL, or at HOSPITAL's request directly to patent counsel, [***] PATENT COSTS within thirty (30) days of COMPANY's receipt of an invoice for such [***]. PATENT COSTS either from HOSPITAL or HOSPITAL's patent counsel. COMPANY agrees to indemnify, defend and hold HOSPITAL harmless from and against any and all liabilities, damages, costs and expenses arising from the failure of COMPANY to timely pay such invoices and [***] PATENT COSTS. HOSPITAL shall instruct patent counsel to provide copies to HOSPITAL for HOSPITAL's administrative files of all invoices detailing [***] PATENT COSTS which are sent directly to COMPANY.

(c)	HOSPITAL shall keep COMPANY apprised of its negotiations with GSK and when the negotiations are completed, HOSPITAL and COMPANY shall enter into a separate written agreement or shall amend this AGREEMENT to reflect the amount of [***] PATENT COSTS owed by COMP ANY to HOSPITAL and/or [***]. If, after negotiations are completed and an amount is determined, COMPANY fails to pay its share of GSK PATENT COSTS, COMPANY shall have no further rights in BWH CASES [***] and [***]. Once an amount is determined, COMPANY shall indemnify, defend and hold harmless HOSPITAL against any liability damage, loss or expense (including reasonable attorney's fees and expenses of litigation) incurred by or imposed upon HOSP ITAL as a result of a claim, suit or action by [***] against HOSPITAL due to COMPANY's failure to pay its share of [***] PATENT COSTS.

4.4        Deferred License Issue Fee. COMPANY shall pay HOSPITAL a non-refundable license issue fee in the sum of [***] to be made payable on the [***] of the EFFECTIVE DATE of this AGREEMENT;

4.5        Annual License Fee. COMPANY shall pay to HOSPITAL the following amounts as an annual license fee within sixty (60) days after the end of the REPORTING PERIOD in which each of the following anniversaries of the EFFECTIVE DATE occurs:

(a)	the [***] of the EFFECTIVE DATE: [***]

(b)	the [***] of the EFFECTIVE DATE: [***]

(c)	the [***] of the EFFECTIVE DATE: [***] and

(d)	the [***] of the EFFECTIVE DATE: [***]; and

(e)	the [***] anniversary and on [***] of the EFFECTIVE DATE thereafter: [***].

The annual license fee is nonrefundable; provided however, it shall be credited against royalties subsequently due on NET SALES made during the twelve-month period following the date of the applicable anniversary payment, if any, but shall not be credited against royalties due on NET SALES made in any other period.

4.6	Milestone Payments. In addition to the payments set forth in Sections 4.1 through 4.5 above, COMPANY shall pay HOSPITAL milestone payments of One Million One Hundred and Twenty-Five Thousand Dollars ($1,125,000) for each PRODUCT or PROCESS, as follows:

(a)	[***] within [***] of initiation of Phase II clinical trials; and
(b)	[***] within [***] of initiation of Phase III clinical trials; and
(c)	[***] within [***] of filing of an NDA or BLA.

(d)     [***] within [***] of the first COMMERCIAL SALE ([***] of this milestone payment shall be credited against royalties subsequently due on NET SALES made during the twelve-month period following the date of the first COMMERCIAL SALE, if any, but shall not be credited against royalties due on NET SALES made in any other period).

4.7       Royalties.

(a)	Beginning with the first COMMERCIAL SALE in any country in the LICENSE TERRITORY, COMPANY shall pay HOSPITAL:
(i)	during the term of any license granted under Section 2.1 (a)(i)-(ii), a royalty of [***] of the NET SALES of all PRODUCTS and PROCESSES as described in Sections I.I !(a), and l.12(a), respectively; and

(ii)	during the term of any license granted under Section 2.1(a)(iii), a royalty of [***] of the NET SALES ofall PRODUCTS and PROCESSES as described in Sections I.I l(b) and l.12(b), respectively, for which no royalty is payable under Section 4.7(a)(i) (however, if COMPANY can demonstrate that at the time of the sale there is at least one competitive product on the market which holds at least [***] of the market share, then such royalty shall be reduced and the percentage reduction shall be negotiated in good faith by the parties at the time for education. There shall be no other offsets or reductions in any royalty payments due under Section 4.7).

(b)	If more than one royalty rate is applicable to a PRODUCT or PROCESS, only the highest of the applicable royalty rates shall apply.

(c)	In the event that TRANSFER of a PRODUCT or PROCESS occurs through a distributor which is not an AFFILIATE or SUBLICENSEE, HOSPITAL shall be entitled to receive an increase in the royalty payable under this Section 4.7 equivalent to what HOSPITAL would have received if COMPANY had distributed such PRODUCT or PROCESS itself or through an AFFILIATE or SUBLICENSEE.

(d)	All payments due to HOSPITAL under this Section 4. 7 shall be due and payable by COMPANY within thirty (30) days after the end of each REPORTING PERIOD and shall be accompanied by a report as set forth in Article 5.4.

4.8           Non-Royalty Income. COMPANY shall pay HOSPITAL within thirty (30) days of receipt thereof a percentage of any and all non-royalty income attributable to the PRODUCT or PROCESS, including without limitation any payment due to COMPANY or an AFFILIATE in consideration for the sublicensing of any license granted hereunder or distribution of any PRODUCT or PROCESS, including but not limited to up-front license fees, license issue fees, maintenance fees, payments pertaining to distribution rights, milestone payments or the fair market value of any non-cash consideration but excluding any amount included in NET SALES. Non-royalty income payments shall be made according to the following:

Until the following Milestone	Percentage of Non-Royalty Income
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4.9          Assignment Fee. COMPANY shall have the right to transfer the license granted in Section 2.1 to a successor of the business interest of COMPANY provided COMPANY pays a one-time assignment fee of [***] within [***] of such assignment. [***] of the assignment fee shall be payable to HOSPITAL if KLP exercises its rights as a secured creditor following a default by COMPANY under the PURCHASE AGREEMENT or under any related instrument, document or agreement. The full assignment fee shall be paid by any TRANSFEREE (as defined in Section 12.6) within thirty (30) days of such transfer.

4.10       Form of Payment. All payments due under this AGREEMENT shall be drawn on a United States bank and shall be payable in United States dollars. Each payment shall reference this AGREEMENT and identify the obligation under this AGREEMENT that the payment satisfies. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States, as reported in The Wall Street Journal, on the last working day of the applicable REPORTING PERIOD. Such payments shall be without deduction of exchange, collection or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of NET SALES. Checks for all payments due to HOSPITAL under this AGREEMENT shall be made payable to HOSPITAL and addressed as set forth in Section 12.2. Payments via wire transfer should be made as follows:

Account [***]

[***]

4.11       Overdue Payments. Any payment due under this AGREEMENT shall, if overdue, bear interest beginning on the first day following the date such payment was due and shall continue until the payment is made. Interest shall be at a per annum rate equal to [***] above the prime rate in effect on the due date as reported by The Wall Street Journal, not to exceed the maximum interest rate permitted by law. Any such overdue payments when made shall be accompanied by all interest so accrued. Said interest and the payment and acceptance thereof shall not preclude HOSPITAL from exercising any other rights it may have as a consequence of the lateness of any payment.

5. REPORTS AND RECORDS

5.1         Diligence Reports. Within sixty (60) days after the end of each calendar year, COMPANY shall report in writing to HOSPITAL on progress made toward the objectives set forth in Section 3.1 during such preceding 12-month period, including, without limitation, progress on research and development, status of applications for regulatory approvals, manufacturing, sublicensing and the number of sublicenses entered into and marketing.

5.2         Milestone Achievement Notification. COMPANY shall report to HOSPITAL the dates on which it achieves the milestones set forth in Section 4.6 within sixty (60) days of each such occurrence.

5.3   Non-Royalty Income Reports. COMPANY shall, along with delivering payment as set forth in Section 4.8, report to HOSPITAL within [***] of receipt the amount of all non-royalty income received by COMPANY, and COMPANY’S calculation of the amount due and paid to HOSPITAL from such income, including an itemized listing of the source of income comprising such consideration, and the name and address of each entity making such payments.

5.4         COMMERCIAL SALES Reports. COMPANY shall report to HOSPITAL the date on which it achieves the first COMMERCIAL SALE in each country of the LICENSE TERRITORY within [***] of each such occurrence. Following the first COMMERCIAL SALE, COMP ANY shall deliver reports to HOSPITAL within thirty (30) days after the end of each REPORTING PERIOD. Each report under this Section 5.4 shall have substantially the format outlined in Appendix E, shall be certified as correct by an officer of COMPANY and shall contain at least the following information as may be pertinent to a royalty accounting hereunder for the immediately preceding REPORTING PERIOD:

(a)	the number of PRODUCTS and PROCESSES TRANSFERRED by COMPANY, its AFFILIATES and SUBLICENSEES in each country;

(b)	the gross amount billed, due and paid to COMPANY, its AFFILIATES and SUBLICENSEES for each PRODUCT and PROCESS, in each country, and total billings or payments due or made for all PRODUCTS and PROCESSES;

(c)	calculation of NET SALES for the applicable REPORTING PERIOD in each country, including an itemized listing of permitted offsets and deductions;

(d)	total royalties payable on NET SALES in U.S. dollars, together with the exchange rates used for conversion; and

(e)	any other payments due to HOSPITAL under this AGREEMENT.

If no amounts are due to HOSPITAL for any REPORTING PERIOD, the report shall so state.

5.5          Audit Rights. COMPANY shall maintain and shall cause each of its AFFILIATES and SUBLICENSEES to maintain, complete and accurate records relating to the rights and obligations under this AGREEMENT and any amounts payable to HOSPITAL in relation to this AGREEMENT, which records shall contain sufficient information to permit HOSPITAL and its representatives to confirm the accuracy of any payments and reports delivered to HOSPITAL and compliance in all other respects with this AGREEMENT. COMPANY shall retain and make available, and shall cause each of its AFFILIATES and SUBLICENSEES to retain and make available, such records for at least five (5) years following the end of the calendar year to which they pertain, to HOSPITAL and/or its representatives, at HOSPITAL's expense and upon at least fifteen (15) days' advance written notice, for inspection during normal business hours, to verify any reports and payments made and/or compliance in other respects under this AGREEMENT. If any examination conducted by HOSPITAL or its representatives pursuant to the provisions of this Section show an underreporting or underpayment of five percent (5%) or more in any payment due to HOSPITAL hereunder, COMPANY shall bear the full cost of such audit and shall remit any amounts due to HOSPITAL (including interest due in accordance with Section 4.11) within thirty (30) days of receiving notice thereof from HOSPITAL. If such examination shows any overpayment of five percent (5%) or more in any payment due HOSPITAL, HOSPITAL shall remit the overpayment amount to COMPANY within thirty (30) days of the determination of an overpayment.

6. PATENT PROSECUTION AND MAINTENANCE

6.1          Prosecution. HOSPITAL shall be responsible for the preparation, filing, prosecution and maintenance of all patent applications and patents included in PATENT RJGHTS. COMPANY shall reimburse HOSPITAL for CASE [***] PATENT COSTS and its share of [***] PATENT COSTS (hereinafter collectively referred to as the “PATENT COSTS”) incurred by HOSPITAL relating thereto in accordance with Section 4.2 and 4.3. COMPANY shall have the right to consult with HOSPITAL in the preparation, filing, prosecution and maintenance of patents and patent applications included in PATENT RJGHTS.

6.2          Copies of Documents. With respect to any PATENT RIGHT, HOSPITAL shall instruct the patent counsel prosecuting such PATENT RJGHT to copy COMPANY on patent prosecution documents that are received from or filed with the United States Patent and Trademark Office.

6.3          COMPANY’s Election Not to Proceed. COMPANY may elect to surrender any patent or patent application in PATENT RJGHTS in any country upon sixty (60) days advance written notice to HOSPITAL. Such notice shall relieve COMPANY from the obligation to pay for future PATENT COSTS but shall not relieve COMPANY from responsibility to pay PATENT COSTS incurred prior to the expiration of the sixty (60) day notice period. Such U.S. or foreign patent application or patent shall thereupon cease to be a PATENT RJGHT hereunder, COMPANY shall have no further rights therein and HOSPITAL shall be free to license its rights to that particular U.S. or foreign patent application or patent to any other party on any terms.

7. INFRINGEMENT

7.1          HOSPITAL Right to Prosecute. HOSPITAL will protect the PATENT RIGHTS from infringement and prosecute infringers when, in its sole judgment, such action may be reasonably necessary, proper and justified. If COMPANY becomes aware of an infringement of a claim of a PATENT RIGHT by a third party which poses a material threat to COMPANY’S rights under this AGREEMENT, COMPANY may by notice request HOSPITAL to take steps to protect the PATENT RIGHT. HOSPITAL shall notify COMPANY within two (2) months of the receipt of such notice whether HOSPITAL intends to prosecute the alleged infringement. If HOSPITAL notifies COMPANY that it intends to so prosecute, HOSPITAL shall, within two (2) months of its notice to COMPANY either (i) cause such infringement to terminate, or (ii) initiate legal proceedings against the infringer.

7.2         COMPANY Right to Prosecute. In the event HOSPITAL notifies COMPANY that HOSPITAL does not intend to prosecute infringement identified under Section 7.1, COMPANY may, upon notice to HOSPITAL, initiate legal proceedings against the infringer at COMPANY’s expense. Before commencing such action, COMPANY and, as applicable, any AFFILIATE, shall consult with HOSPITAL and shall give careful consideration to the views of HOSPITAL regarding the advisability of the proposed action and its potential effects on the public interest. COMPANY shall indemnify and hold HOSPITAL and [***] harmless from all costs, expenses and liabilities that HOSPITAL or [***] incurs in connection with such action, regardless of whether HOSPITAL or [***] is a party-plaintiff, except for the expense of any independent counsel retained by HOSPITAL in accordance with Section 7.5 below.

7.3         Assignment of PATENT RIGHT. If COMPANY elects to commence an action as described in Section 7.2 above, HOSPITAL shall have, in its sole discretion, the option to permit such action to be brought in its name and to be joined as a party-plaintiff if so required by law, or to assign to COMPANY all of HOSPITAL’s right, title and interest in and to the PATENT RIGHT which is the subject of such action (subject to all of HOSPITAL’s obligations to the government under law and any other rights that others may have in such PATENT RIGHT). If HOSPITAL makes such an assignment, such assignment shall be irrevocable, and such action by COMPANY shall thereafter be brought or continued without HOSPITAL as a party, if HOSPITAL is no longer an indispensable party; provided, however, that COMP ANY shall continue to meet all of its obligations under this AGREEMENT as if the assigned PATENT RIGHT were still licensed to COMPANY.

7.4          Settlement. COMPANY shall not enter into any settlement, consent judgment or other voluntary final disposition of any infringement action without the prior written consent of HOSPITAL.

7.5          Cooperation. Each PARTY agrees to cooperate reasonably in any action under this Article 7 which is controlled by the other PARTY, provided that the controlling PARTY reimburses the cooperating PARTY on a current basis for any costs and expenses incurred by the cooperating PARTY in connection with providing such assistance, except for the expense of any independent counsel retained by the cooperating PARTY which shall be reimbursed as set forth below. Such controlling PARTY shall keep the cooperating PARTY informed of the progress of such proceedings and shall make its counsel available to the cooperating PARTY. The cooperating PARTY shall be entitled to independent counsel in such proceedings but at its own expense, said expense to be reimbursed only if any damages are received by the PARTY bringing suit.

7.6         Recovery. Any award paid by third parties as the result of such proceedings (whether by way of settlement or otherwise) shall first be applied to reimbursement of the unreimbursed third-party legal fees and expenses incurred by either PARTY and then the remainder shall be divided between the PARTIES as follows:

(a)	(i) if the amount is based on lost profits, COMPANY shall receive an amount equal to the damages the court determines COMPANY has suffered as a result of the infringement less the amount of any royalties and other payments that would have been due HOSPITAL on TRANSFERS of PRODUCT and PROCESSES lost by COMPANY and any other lost opportunities, as a result of the infringement; and

(i)	HOSPITAL shall receive an amount equal to the royalties and other payments it would have received if such TRANSFERS had been made and such other opportunities captured by COMPANY; and

(b)	awards other than those based on lost profits shall be shared equally by the PARTIES.

8.  INDEMNIFICATION AND INSURANCE

8.1	Indemnification.

(a)	COMPANY shall indemnify, defend and hold harmless HOSPITAL, [***], their AFFILIATES, and their respective trustees, directors, officers, medical and professional staff, employees, and agents and their respective successors, heirs and assigns (the “INDEMNITEES”), against any liability, damage, loss or expense (including reasonable attorney’s fees and expenses of litigation) incurred by or imposed upon the INDEMNITEES or any one of them in connection with any claims, suits, actions, demands or judgments arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) concerning any product, process or service made, used or sold pursuant to any right or license granted under this AGREEMENT.

(b)	COMPANY agrees, at its own expense, to provide attorneys reasonably acceptable to HOSPITAL to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought; provided, however, that any INDEMNITEE shall have the right to retain its own counsel, at the expense of COMPANY, if representation of such INDEMNITEE by counsel retained by COMPANY would be inappropriate because of actual or potential differences in the interests of such INDEMNITEE and any other party represented by such counsel. COMPANY agrees to keep HOSPITAL informed of the progress in the defense and disposition of such claim and to consult with HOSPITAL prior to any proposed settlement.

(c)	This section 8.1 shall survive expiration or termination of this AGREEMENT.

8.2	Insurance.

(a)	Beginning at such time as any such product, process or service is being commercially distributed, sold, leased or otherwise transferred, or performed or used (other than for the purpose of obtaining regulatory approvals), by COMPANY, an AFFILIATE or SUBLICENSEE, COMPANY shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than [***] per incident and [***] annual aggregate and naming the INDEMNITEES as additional insureds. Such commercial general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for COMPANY's indemnification under Section 8.1 of this AGREEMENT. If COMPANY elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $250,000 annual aggregate) such self-insurance program must be acceptable to HOSPITAL and the Risk Management Foundation. The minimum amounts of insurance coverage required under this Section 8.2 shall not be construed to create a limit of COMPANY's liability with respect to its indemnification under Section 8.1 of this AGREEMENT.

(b)	COMPANY shall provide HOSPITAL with written evidence of such insurance upon request of HOSPITAL. COMPANY shall provide HOSPITAL with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance; if COMP ANY does not obtain replacement insurance providing comparable coverage prior to the expiration of such fifteen (15) day period, HOSPITAL shall have the right to terminate this AGREEMENT effective at the end of such fifteen (15) day period without notice or any additional waiting periods.

(c)	COMPANY shall maintain such commercial general liability insurance beyond the expiration or termination of this AGREEMENT during (i) the period that any such product, process, or service is being commercially distributed, sold, leased or otherwise transferred, or performed or used (other than for the purpose of obtaining regulatory approvals), by COMPANY or by a SUBLICENSEE, AFFILATE or agent of COMPANY and (ii) a reasonable period after the period referred to in (c) (i) above which in no event shall be less than [***].

(d)	This section 8.2 shall survive expiration of termination of this AGREEMENT.

9. TITLE; DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITIES

9.1          Title to PATENT RIGHTS. To the best knowledge of HOSPITAL’s Office of Corporate Sponsored Research and Licensing, HOSPITAL and BIDMC are the owners by assignment of the PATENT RIGHTS ([***] is co-owner of BWH Case [***]). HOSPITAL has the authority to enter into this AGREEMENT and license the PATENT RIGHTS to COMPANY hereunder.

9.2          Disclaimer of Warranties. EXCEPT AS MAY BE EXPRESSLY SET FORTH HEREIN, HOSPITAL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS AND THE RIGHTS GRANTED HEREUNDER, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AND HEREBY DISCLAIMS THE SAME. SPECIFICALLY, AND NOT TO LIMIT THE FOREGOING, HOSPITAL MAKES NO WARRANTY OR REPRESENTATION (i) REGARDING THE VALIDITY OR SCOPE OF ANY OF THE CLAIM(S), WHETHER ISSUED OR PENDING, OF ANY OF THE PATENT RIGHTS, AND (ii) THAT THE EXPLOITATION OF THE PATENT RIGHTS OR ANY PRODUCT WILL NOT INFRINGE ANY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF HOSPITAL, BIDMC OR OF ANY THIRD PARTY.

9.3         Limitation of Liability. IN NO EVENT SHALL HOSPITAL, BIDMC OR ANY OF THEIR AFFILIATES OR ANY OF THEIR RESPECTIVE TRUSTEES, DIRECTORS, OFFICERS, MEDICAL AND PROFESSIONAL STAFF, EMPLOYEES AND AGENTS BE LIABLE TO LICENSEE OR ANY OF ITS AFFILIATES, SUBLICENSEES OR DISTRIBUTORS FOR INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE LICENSE RIGHTS GRANTED HEREUNDER, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, INCLUDING WITHOUT LIMITATION ECONOMIC DAMAGES OR INJURY TO PROPERTY OR LOST PROFITS, REGARDLESS OF WHETHER HOSPITAL OR BIDMC SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

10. TERM AND TERMINATION

10.1       Term. The term of this AGREEMENT shall commence on the EFFECTIVE DATE and shall remain in effect until the later of the following: (a) the date on which all issued patents and filed patent applications within the PATENT RIGHTS have expired or been abandoned, (b) one (I) year after the last COMMERCIAL SALE for which a royalty is due under Section 4.7(a)(ii), or (c) ten (10) years from the date of the FIRST COMMERCIAL SALE; unless this AGREEMENT is terminated earlier in accordance with a separate provision under this Article 10.

10.2       Termination for Failure to Pay. If COMPANY fails to make any payment due hereunder, HOSPITAL shall have the right to terminate this AGREEMENT upon ten (I 0) business days written notice, unless COMPANY makes such payments plus any interest due, as set forth in Section 4.11, within said ten (I 0) day notice period. If payments are not made, HOSPITAL may immediately terminate this AGREEMENT at the end of said ten (I 0) day period. COMPANY shall be entitled to only one such cure period in a calendar year; for a second failure to make payment on time, HOSPITAL shall have the right to terminate this AGREEMENT immediately upon written notice.

10.3       Termination for Insurance and Insolvency. HOSPITAL shall terminate this AGREEMENT immediately upon written notice with no further notice obligation or opportunity to cure if COMPANY fails to maintain the insurance required by Section 8.2 or if COMPANY shall become insolvent, shall make an assignment for the benefit of creditors, or shall have a petition in bankruptcy filed for or against it.

I 0.4 Termination for Non-Financial Default. If COMPANY, its AFFILIATES or SUBLICENSEES shall default in the performance of any of its obligations under this AGREEMENT, including but not limited to its obligations under Section 3.l(a)(i-vi) or Section 3.l(b)(i), and if such default has not been cured within sixty (60) days after notice by HOSPITAL in writing of such default, HOSPITAL may immediately terminate any licenses granted hereunder with respect to the country or countries in which such default has occurred at the end of said sixty (60) day cure period. HOSPITAL shall also have the right to terminate such licenses immediately, upon written notice, in the event of repeated defaults even if cured within such sixty (60) day periods.

10.5       Termination by Company. COMPANY shall have the right to terminate this AGREEMENT by giving ninety (90) days advance written notice to HOSPITAL and upon such termination shall immediately cease all use and TRANSFER of PRODUCTS and PROCESSES.

I 0.6 Effect of Termination on Sublicenses. Any sublicenses granted by COMPANY under this AGREEMENT shall provide for termination or assignment to HOSPITAL of COMPANY's interest therein, at the option of HOSPITAL, upon termination of this AGREEMENT or upon termination of any license hereunder under which such sublicense has been granted.

10.7       Effects of Termination of AGREEMENT. Upon termination of this AGREEMENT or any of the licenses hereunder for any reason, final reports in accordance with Article 5 shall be submitted to HOSPITAL and all royalties and other payments, including without limitation any unreimbursed PATENT COSTS, accrued or due to HOSPITAL as of the termination date shall become immediately payable. COMPANY shall cease, and shall cause its AFFILIATES and SUBLICENSEES to cease under any sublicense granted by COMPANY, all TRANSFERS and uses of PRODUCTS and PROCESSES upon such termination. The termination or expiration of this AGREEMENT or any licenses granted hereunder shall not relieve COMPANY, its AFFILIATES or SUBLICENSEES of obligations arising before such termination or expiration.

11. COMPLIANCE WITH LAW

11.1        Compliance. COMPANY shall have the sole obligation for compliance with and shall ensure that any AFFILIATES and SUBLICENSEES comply with, all government statutes and regulations that relate to PRODUCTS and PROCESSES, including, but not limited to, FDA statutes and regulations and the Export Administration Act of 1997, as amended, and the regulations promulgated thereunder, and any applicable similar laws and regulations of any other country in the LICENSE TERRITORY.

11.2       Patent Numbers. COMPANY shall cause all PRODUCTS sold in the United States to be marked with all applicable U.S. Patent Numbers, to the full extent required by United States law. COMPANY shall similarly cause all PRODUCTS shipped to or sold in any other country to be marked in such a manner as to conform with the patent laws and practices of such country.

12. MISCELLANEOUS

12.1       Entire Agreement. This AGREEMENT constitutes the entire understanding between the PARTIES with respect to the subject matter hereof.

12.2       Notices. Any written notices, reports, waivers, correspondences or other communications required under or pertaining to this AGREEMENT, and including all payments required hereunder, shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other PARTY, as follows:

If to COMPANY:

[***]

If to HOSPITAL:

[***]

Notices and payments shall be considered timely if such notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by legibly dated U.S. Postal Service postmark or dated receipt from a commercial carrier.

12.3        Amendment; Waiver. This AGREEMENT may be amended and any of its terms or conditions may be waived only by a written instrument executed by an authorized signatory of the PARTIES or, in the case of a waiver, by the PARTY waiving compliance. The failure of either PARTY at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either PARTY of any condition or term shall be deemed as a further or continuing waiver of such condition or term or of any other condition or term.

12.4       Binding Effect. This AGREEMENT shall be binding upon and inure to the benefit of and be enforceable by the PARTIES hereto and their respective permitted successors and assigns.

12.5 Assignment. Except as set forth in this Section 12.5 and Section 12.6, COMPANY shall not assign any of its rights or obligations under this AGREEMENT without the prior written consent of HOSPITAL. Provided COMPANY has fulfilled its diligence obligations as set forth in Article 3, no such consent will be required to assign this AGREEMENT to a successor of COMPANY's business to which this AGREEMENT pertains or to a purchaser of substantially all of COMPANY's assets related to this AGREEMENT, so long as such successor or purchaser shall agree in writing to be bound by the terms and conditions here of prior to such assignment. COMPANY shall notify HOSPITAL in writing of any such assignment and provide a copy of all assignment documents and related agreements to HOSPITAL within thirty (30) days of such assignment. Failure of an assignee to agree to be bound by the terms hereof or failure of COMPANY to notify HOSPITAL and provide copies of assignment documentation shall be grounds for termination of this AGREEMENT for default.

12.6       The PURCHASE AGREEMENT. Subject to the terms of this Section 12.6, HOSPITAL acknowledges and agrees that (a) COMPANY has granted a security interest in this AGREEMENT to KLP pursuant to the PURCHASE AGREEMENT; (b) KLP may sell, assign and otherwise transfer this AGREEMENT in exercising its right as a secured party upon a default by COMPANY under the PURCHASE AGREEMENT or any other instrument, document or agreement; and (c) KLP may exercise any and all other rights it may have as a secured party with respect to this AGREEMENT under the Connecticut Uniform Commercial Code ("UCC"). Any transferee of this AGREEMENT ("TRANSFEREE") must (i) promptly cure any default of COMPANY under this AGREEMENT, including the payment of any extension fees due under Section 3.2, (ii) pay the assignment fee set forth in Section 4.9 and (iii) agree in writing to be bound by the terms and conditions of this AGREEMENT. KLP shall notify HOSPITAL of any default of COMPANY under the PURCHASE AGREEMENT or related instruments, documents or agreements within (30) day of such default. KLP must exercise any right to sell, assign or otherwise transfer this AGREEMENT, as set forth above, within one (I) year of the date it exercises any remedy as a secured party under the PURCHASE AGREEMENT or UCC. Any transfer of this AGREEMENT by KLP to a TRANSFEREE shall be subject to the prior written approval of HOSPITAL, which approval shall not be unreasonably withheld or delayed. Failure of any TRANSFEREE to agree to be bound by the terms of this AGREEMEENT shall be grounds for termination of this AGREEMENT for default.

12.7        Force Majeure. Neither PARTY shall be responsible for delays resulting from causes beyond the reasonable control of such PARTY, including without limitation fire, explosion, flood, war, sabotage, strike or riot, provided that the nonperforming PARTY uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this AGREEMENT with reasonable dispatch whenever such causes are removed.

12.8        Use of Name. Neither PARTY shall use the name of the other PARTY or of any trustee, director, officer, staff member, employee, student or agent of the other PARTY or any adaptation thereof in any advertising, promotional or sales literature, publicity or in any document employed to obtain funds or financing without the prior written approval of the PARTY or individual whose name is to be used. For HOSPITAL, such approval shall be obtained from HOSPITAL’s Chief Public Affairs Officer. COMPANY may use HOSPITAL’s name where appropriate for investor due diligence purposes in any financing undertaken by COMPANY.

12.9        Governing Law. This AGREEMENT shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted. Each PARTY agrees to submit to the exclusive jurisdiction of the Superior Court for Suffolk County, Massachusetts, and the United States District Court for the District of Massachusetts with respect to any claim, suit or action in law or equity arising in any way out of this AGREEMENT or the subject matter hereof.

12.10      Hospital Policies. COMPANY acknowledges that HOSPITAL’s employees and medical and professional staff members and the employees and staff members of HOSPITAL’s AFFILIATES are subject to the applicable policies of HOSPITAL and such AFFILIATES, including, without limitation, policies regarding conflicts of interest, intellectual property and other matters. COMPANY shall provide HOSPITAL with any agreement it proposes to enter into with any employee or staff member of HOSPITAL or any of HOSPITAL’s AFFILIATES for HOSPITAL’s prior review and shall not enter into any oral or written agreement with such employee or staff member which conflicts with any such policy. HOSPITAL shall provide COMPANY, at COMPANY’s request, with copies of any such policies applicable to any such employee or staff member.

12.11      Severability. If any provision(s) of this AGREEMENT are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the parties that the remainder of this agreement shall not be affected thereby. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal or unenforceable, there be substituted or added as part of this AGREEMENT a provision which shall be as similar as possible in economic and business objectives as intended by the parties to such invalid, illegal or enforceable provision, but shall be valid, legal and enforceable.

12.12      Survival. In addition to any specific survival references in this AGREEMENT, Sections 1, 2.4, 5.5, 8.1, 8.2, 9.1, 9.2, 9.3, 10.6 , 10.7, 12.2, 12.7, 12.8, 12.9, 12.10, 12.11, 12:12, 12.13 and 12.14 shall survive termination or expiration of this AGREEMENT.

12.13      Interpretation. The parties hereto are sophisticated, have had the opportunity to consult legal counsel with respect to this transaction and hereby waive any presumptions of any statutory or common law rule relating to the interpretation of contracts against the drafter .

12.14      Headings. All headings are for convenience only and shall not affect the meaning of any provision of this AGREEMENT.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the PARTIES have caused this AGREEMENT to be executed by their duly authorized representatives as of the date first written above.

	Alopexx Pharmaceuticals LLC		The BRIGHAM AND WOMEN’S HOSPITAL, INC

By	/s/ Daniel Vlock	By	/s/ Vendana Desai Yajnik, PhD
Name:	Daniel Vlock	Name:	Vendana Desai Yajnik, PhD
Title	CEO	Title	Associate Director Corporate Sponsored Research & Licensing
Date	December 4, 2007	Date	December 5, 2007

Appendix A

Interinstitutional Agreement between HOSPITAL and [***]

Appendix B

BIOLOGICAL MATERIALS

[***]

Appendix C

PATENT RIGHTS

[***]

Appendix D

PURCHASE AGREEMENT

[***]

Appendix E

COMMERCIAL SALES REPORTS

(see attached)

AGREEMENT INCOME REPORT	Non-royalty Income

BWH Agreement# -   A10100                    Licensee - ___________ Sub-Licensee - ___________

Separate reports must be filed for Payments associated with each Product:

Product Name:

Report Time Period:

From	mm/dd/yyyy
To	mm/dd/yyyy

Detailed Explanation of Payment
Required for “Other Payment”
Annual Fees	$
Milestone Payments	$
Sublicense Fees and Royalties	$
Other Payment	$
Other Payment	$
Other Payment	$
TOTAL	$

PLEASE ATTACH DETAIL AS REQUIRED

AGREEMENT INCOME REPORT	Royalty Income

BWH Agreement# - A10100

Licensee -

Sub-Licensee -

Separate reports must be filed for:

1.	Each Product sold.

2.	Each country of sale, if different deductions or royalty rates apply.

Product Name:

Report Time Period:

From	mm/dd/yyyy
To	mm/dd/yyyy

Country of Sale

Quantity Sold

Gross Sales (USD	$	$	$

Exchange Rate

Deductions and Credits (Itemize)

Please list each deduction and credit separately.

Use same definition as appears in agreement and include the contract paragraph as a reference.

1.
2.
3.
4.

Net Sales

Royalty Percentage

Royalty Due	$	$	$

PLEASE ATTACH DETAIL SALES REPORTS AS REQUIRED

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm if publicly disclosed

AMENDMENT No. 1 to

EXCLUSIVE LICENSE AGREEMENT

BWH Case Nos [***], [***], [***]
Agreement No. [***]

THIS Amendment No. 1 to the License Agreement (as defined below) (“Amendment”) is effective as of the “Amendment Effective Date”(defined below), by and between The Brigham and Women’s Hospital, Inc., a not-for-profit corporation, having a primary place of business at 75 Francis Street, Boston, Massachusetts 02115 (“BWH”) and Alopexx Pharmaceuticals, LLC, a Delaware limited liability company, having a principal place of business at [***] (“COMPANY”) (each individually a “PARTY” and together collectively the “PARTIES”).

BACKGROUND

WHEREAS, BWH and COMPANIES are parties to an exclusive license agreement ([***]) which has an effective date of December 4, 2007 (the “License Agreement”); and

WHEREAS, COMPANY is [***]

WHEREAS, the PARTIES would like to [***];

Except as expressly modified hereby, the terms of the License Agreement remain in full force and effect and shall govern and apply to this Amendment. Unless otherwise indicated, all defined terms shall have the same meaning in this Amendment as in the License Agreement.

NOW THEREFORE, in consideration of the covenants and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

1.	Section 1.3 of the License Agreement shall be deleted and replaced with the following:

“1.3 “CLAIM” shall mean any issued claim of any PATENT RIGHT in a country, that has not been permanently revoked, nor held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is unappealable or unappealed in the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country.”

2.	Section 1.4 of the License Agreement shall be deleted and replaced with the following:

“COMMERCIAL SALE” shall mean any TRANSFER of a PRODUCT or PROCESS by COMPANY, an AFFILIATE, SUBLICENSEE or SUBSEQUENT SUBLICENSEE (which may include a TRANSFER to an AFFILIATE, SUBLICENSEE, or SUBSEQUENT SUBLICENSEE), for value, in the form of cash or otherwise.”

3.	Section 1.9 of the License Agreement shall be deleted and replaced with the following:

“1.9	“NET SALES” shall mean:

The amount invoiced or otherwise billed by COMPANY, its AFFILIATE, SUBLICENSEES or SUBSEQUENT SUBLICENSEES [***].

A sale of a PRODUCT is deemed to occur upon invoicing [***]

[***].

2

[***].

[***]

4.	The following provisions shall be added to Article 1 of the License Agreement:

“1.18      SUBSEQUENT SUBLICENSEE shall mean a third party sublicense of the rights granted by a SUBLICENSEE in accordance with [***].

1.19        SUBSEQUENT SUBLICENSE shall mean a sublicense granted by a SUBLICENSEE in accordance with [***].”

5.	Section [***] of the License Agreement shall be deleted and replaced with the following:

“2.2 All sublicenses granted hereunder shall be consistent with the terms of this AGREEMENT, to the extent that such sublicenses shall incorporate terms and conditions sufficient to enable COMPANY to comply with this AGREEMENT. [***]

Under approved sublicenses, the right of SUBLICENSEES to grant “SUBSEQUENT SUBLICENSES” shall be subject to the following restrictions and conditions:

(i)	[***].

(ii)	[***].

(iii)	[***].

(iv)	[***].

(v)	[***]

(vi)	[***].

3

(vii)	[***].

(viii)	[***]

(ix)	[***]

6.	[***] of the License Agreement shall be deleted and replaced with the following:

[***]

7.	Section [***].

8.	The following provision shall be added to the end of Section 3.1(a):

[***]

9.	Section [***]:

“Audit Rights. COMPANY shall maintain, and shall cause each of its AFFILIATES and SUBLICENSEES to maintain, complete and accurate records relating to the rights and obligations under this AGREEMENT and any amounts payable to HOSPITAL in relation to this AGREEMENT, which records shall contain sufficient information to permit HOSPITAL and its representatives to confirm the accuracy of any payments and reports delivered to HOSPITAL and compliance in all other respects with this AGREEMENT. COMPANY shall retain and make available, and shall cause each of its AFFILIATES and SUBLICENSEES to retain and make available, such records for at least three (3) years following the end of the calendar year to which they pertain, to HOSPITAL and/or its representatives, at HOSPITAL’s expense and upon at least fifteen (15) days’ advance written notice, for inspection during normal business hours, to verify any reports and payments made and/or compliance in other respects under this AGREEMENT. If any examination conducted by HOSPITAL or its representatives pursuant to the provisions of this Section show an underreporting or underpayment of five percent (5%) or more in any payment due to HOSPITAL hereunder, COMPANY shall bear the full cost of such audit and shall remit any amounts due to HOSPITAL (including interest due in accordance with Section 4.11) within thirty (30) days of receiving notice thereof from HOSPITAL. If such examination shows any overpayment of five percent (5%) or more in any payment due HOSPITAL, HOSPITAL shall remit the overpayment amount to COMPANY within thirty (30) days of the determination of an overpayment.”

4

10.	Section 7.1 of the License Agreement shall be deleted and replaced with the following:

“Enforcement of Patent Rights, Defense of Infringement Actions. COMPANY and HOSPITAL each promptly, but in any event no later than [***] after receipt of notice or after becoming aware of an action, shall notify the other in writing of any patent nullity actions, any declaratory judgment actions or any alleged or threatened invalidity or unenforceability infringement of PATENT RIGHTS, or if either PARTY, or any of their respective Affiliates, shall be individually named as a defendant in a legal proceeding by a Third Party alleging infringement of PATENT RIGHTS arising from this AGREEMENT.”

11.	Section 7.2 of the License Agreement shall be deleted and replaced with the following:

[***]

12.	Section 7.4 of the License Agreement shall be deleted and replaced with the following:

[***]

13.	Section 7.6 of the License Agreement shall be deleted and replaced with the following:

“7.6 [***]:

(i)	[***].

(i)	[***]

14.	Section [***] of the License Agreement shall be deleted and replaced with the following:

[***]

15.	Section of the License Agreement shall be deleted and replaced with the following:

“12.5 [***]

5

16.          A new section 9.2 shall be introduced as follows as part of Article 9 which shall be titled as “Representations and Warranties, Disclaimer and Limitation of Liabilities” and Section 9.2 and 9.3 shall be renumbered 9.3 and 9.4 respectively:

“9.2	Additional Representations and Warranties of HOSPITAL [***]

(i)	[***].

(ii)	[***].

(iii)	[***].

(iv)	[***]

17.	Sections 4.5(d) and 4.5(e) shall be [***].

This Amendment shall be effective as of effective date of the Sublicense Agreement (the “Amendment Effective Date”), and this Amendment shall automatically expire upon the termination of the Sublicense Agreement. Nothing in this Amendment shall be construed as amending or modifying by implication or otherwise any of the rights or obligations provided in the License Agreement, except as expressly set forth in this Amendment.

[The remainder of this page is left intentionally blank]

6

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to be effective as of the date hereof.

THE BRIGHAM AND WOMEN’S HOSPITAL, INC.		ALOPEXX PHARMACEUTICALS, LLC

By:	/s/ Brian N Hicks	By:	/s/ Daniel R. Vlock

Title:	Executive Director	Title:	CEO

Name:		Name:	Daniel R. Vlock, M.D.

Date:	30 Nov 2009	Date:	November 30, 2009

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm if publicly disclosed

AMENDMENT No. 2 to

EXCLUSIVE LICENSE AGREEMENT

BWH Case Nos [***], [***], [***]

Agreement No. [***]

THIS Amendment No. 2 to the License Agreement (as defined below) (“Amendment 2”) is effective as of the “Amendment Effective Date” (defined below), by and between The Brigham and Women’s Hospital, Inc., a not-for-profit corporation, having a primary place of business at 75 Francis Street, Boston, Massachusetts 02115 (“BWH”) and Alopexx Pharmaceuticals, LLC, a Delaware limited liability company, having a principal place of business at [***] (“COMPANY”) (each individually a “PARTY” and together collectively the “PARTIES”).

WHEREAS, BWH and COMPANY are parties to an exclusive license agreement ([***]) which has an effective date of December 4, 2007, as amended on December 3, 2009 ([***]) (collectively, the “License Agreement”), and;

WHEREAS, COMPANY has [***]

WHEREAS, the PARTIES would like to further amend the License Agreement;

IT IS AGREED by the PARTIES that except as expressly modified hereby, the terms of the License Agreement remain in full force and effect and shall govern and apply to this Amendment 2. Unless otherwise indicated, all defined terms shall have the same meaning in this Amendment 2 as in the License Agreement.

NOW THEREFORE, in consideration of the covenants and undertakings hereinafter set forth, it is agreed by and between the PARTIES as follows:

1.	Sections [***] of the License Agreement shall be [***].

2.	Brigham shall [***].

3.	The instructions for payment in Section 4.10 of the License Agreement shall be revised such that the last paragraph is replaced with the following information:

“Payments by check should be addressed to:

[***]

Payments via wire transfer should be made as follows:

[***]

3.	This Amendment 2 shall be effective as of December 3, 2009 (“Amendment 2 Effective Date), and this Amendment 2 shall automatically expire upon the termination of the Sublicense Agreement. Nothing in this Amendment 2 shall be construed as amending or modifying by implication or otherwise any of the rights or obligations provided in the License Agreement, except as expressly set forth in this Amendment 2.

IN WITNESS WHEREOF, the PARTIES hereto have duly executed and delivered this Amendment 2 to be effective as of the Amendment 2 Effective Date.

THE BRIGHAM AND WOMEN’S HOSPITAL, INC.		ALOPEXX PHARMACEUTICALS, LLC

By:	/s/ Yogesh Sharma, PhD, MBA	By:	/s/ Daniel R. Vlock

Title:	Associate Director Innovation	Title:	CEO

Name:	Yogesh Sharma, PhD, MBA	Name:	Daniel R. Vlock, M.D.

Date:	27 Jan 2010	Date:	January 27, 2010

2

[***] Certain information in this document has been excluded pursuant to Regulation S -K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm if publicly disclosed

AMENDMENT No. 3 to

EXCLUSIVE LICENSE AGREEMENT

BWH Case Nos [***], [***], [***], [***]

Agreement No. [***]

THIS Amendment No. 3 to the License Agreement (as defined below) (“Amendment No. 3”) is effective as of the “Amendment Effective Date” (defined below), by and between The Brigham and Women’s Hospital, Inc., a not-for-profit corporation, having a primary place of business at 75 Francis Street, Boston, Massachusetts 02115 (“BWH”) and Alopexx Pharmaceuticals, LLC, a Delaware limited liability company, having a principal place of business at [***] (“COMPANY”) (each individually a “PARTY” and together collectively the “PARTIES”).

BACKGROUND

WHEREAS, BWH and COMPANY are parties to an exclusive license agreement (BWH# [***]) which has an effective date of December 4, 2007, as amended on December 3, 2009 (BWH# [***]; BWH [***]) (collectively, the “License Agreement”); and

WHEREAS, COMPANY entered into a certain sublicense agreement (BWH# [***]) with [***] having its principal place of business at [***], for a sublicense of the rights granted to Alopexx under the License Agreement, and having an effective date of December 3, 2009 (the “Sublicense Agreement”); and

WHEREAS, BWH and COMPANY executed two amendments to the License Agreement, Amendment and Amendment 2 (collectively, the “Amendments”), having an effective date of December 3, 2009, in order to amend the License Agreement to accommodate certain negotiated terms of the Sublicense Agreement; and

WHEREAS, [***] subsequently [***].

WHEREAS, the PARTIES would like to further amend the License Agreement in order to accommodate the [***]; and

WHEREAS, COMPANY has made a request [***]; and

WHEREAS, the PARTIES would like to further amend the License Agreement to modify the PATENT RIGHTS to include BWH [***].

Except as expressly modified hereby, the terms of the License Agreement remain in full force and effect and shall govern and apply to this Amendment 3. Unless otherwise indicated, all defined terms shall have the same meaning in this Amendment 3 as in the License Agreement.

NOW THEREFORE, in consideration of the covenants and undertakings hereinafter set forth, it is agreed by and between the PARTIES as follows:

1. The Parties are in agreement that [***]

2. Section 1.10 of the License Agreement shall be deleted and replaced with the following:

1.10 “PATENT RIGHTS” shall mean HOSPITAL’s rights and [***] in (a) patents and patent applications listed on ***attached hereto; (b) any divisions, continuations, continuations-in-part to the extent the claims are supported by the patent applications and patents included in (a), reissues, reexaminations or extensions of the patent applications and patents in (a); (c) any foreign counterparts and equivalents of the patent applications and patents listed in (a) and (b); and (cl) all patents issuing therefrom anywhere in the world. For clarity the PATIENT RIGHTS are [***]. BWH [***] is [***]. BWH Cases [***], [***], and [***] are [***].

3, Section 3.1 of the License Agreement shall be deleted and replaced with the following:

3.1           Diligence Requirements. COMPANY shall itself use, or shall cause its AFFILIATES or SUBLICENSEES, as applicable, to use, best cffo1ts to develop and make available to the public PRODUCTS and PROCESSES throughout the LICENSE TERRITORY in the LICENSE FIELD. Such efforts shall include achieving the following objectives within the time periods designated below following the EFFECTIVE DATE:

(a) Pre-Sales Requirements.

(i)	Within [***] of the EFFECTIVE DATE and [***] thereafter as set forth in Section [***], COMPANY shall [***];

(ii)	Within [***], COMPANY will [***]. Acceptable documentation will be [***];

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(iii)	Within [***] COMPANY will c[***];

(iv)	Within [***] COMPANY will [***];

(v)	Within [***] COMPANY will [***]; and

(vi)	Within [***] COMPANY will [***].

4.	Section 4.2 of the License Agreement shall be deleted and replaced with the following:

4.2 Patent Cost Reimbursement for BWH Case [***] and Case [***]

(a)	COMPANY shall [***]:

(i) Payment [***] shall be due upon [***];
(ii) Payment in the amount of [***] shall all be due on [***];
(iii) Payment in the amount [***] shall be due on [***];
(iv) Payment in the amount of [***] shall be due on [***];
(v) Payment in the amount of [***] shall be due on [***].

COMPANY shall pay HOSPITAL, or at HOSPITAL’s request directly to patent counsel, all other CASE [***] PATENT COSTS within [***] of COMPANY’s receipt of an invoice for such either from HOSPITAL or HOSPITAL’s patent counsel. COMPANY agrees to indemnify, defend and hold HOSPITAL [***] harmless from and against any and all liabilities, damages, costs and expenses arising from the failure of COMPANY to timely pay such invoices and CASE [***] PATENT COSTS. HOSPITAL shall instruct patent counsel to provide copies to HOSPITAL for HOSPITAL’s administrative files of all invoices detailing CASE [***] PATENT COSTS which are sent directly to COMPANY.

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(b)	COMPANY shall reimburse HOSPITAL for all costs associated with the preparation, filing, prosecution and maintenance of certain PATENT RIGHTS for BWH ***which are directed toward the antibody (“[***]PATENT COSTS”). As of the EFFECTIVE DATE, HOSPITAL has [***] in [***]PATENT COSTS [***] which amount COMPANY [***]:

(i)	Payment in the amount of [***] shall be due [***] of COMPANY’s receipt of an invoice for such amount either from HOSPITAL or HOSPITAL’s patent counsel.

COMPANY shall pay HOSPITAL, or at HOSPITAL’s request directly to patent counsel, all other [***]PATENT COSTS within [***] of COMPANY’s receipt of an invoice for such either from HOSPITAL or HOSPITAL’s patent counsel. COMPANY agrees to indemnify, defend and hold HOSPITAL [***] harmless from and against any and all liabilities, damages, costs and expenses arising from the failure of COMPANY to timely pay such invoices and ***PATENT COSTS. HOSPITAL shall instruct patent counsel to provide copies to HOSPITAL for HOSPITAL’s administrative files of all invoices detailing [***] PATENT COSTS which are sent directly to COMPANY.

6.	Section 4.5 of the License Agreement shall be deleted and replaced with the following:

4.5	[***]. COMPANY shall [***]occurs:

(a)	[***] of the EFFECTIVE DATE: [***];
(b)	[***] of the EFFECTIVE DATE: [***];
(c)	[***] of the EFFECTIVE DATE: [***]; and
(d)	[***] of the EFFECTIVE DATE: [***]; and
(e)	[***] of the EFFECTIVE DATE: [***]; and
(f)	[***] of the EFFECTIVE DATE: [***]; and

 4

(g)	[***] of the EFFECTIVE DATE: [***]
(h)	[***] of the EFFECTIVE DATE: [***] and
(i)	[***] of the EFFECTIVE DATE: [***]; and
(j)	[***] of the EFFECTIVE DATE: [***]; and
(k)	[***] of the EFFECTIVE DATE thereafter:. [***]

[***],

7.	Section 4.6 of the License Agreement shall be deleted and replaced with the following:

4.6	Milestone Payments. In addition to the payments set forth in [***] , COMPANY shall pay HOSPITAL [***], as follows:

(a) [***] within [***]; and

(b) [***] within [***]

(c) [***] within [***],

(d) [***] within [***]

8.	Section 6.1 of the License Agreement shall be deleted and replaced with the following:

6.1                   Prosecution. HOSPITAL shall be responsible for the preparation, filing, prosecution and maintenance of all patent applications and patents included in PATENT RIGHTS. COMPANY shall reimburse HOSPITAL for [***]and [***] PATENT COSTS and its share of GSK PATENT COSTS (hereinafter collectively referred to as the PATENT COSTS”) incurred by HOSPITAL relating thereto in accordance with [***]. COMPANY shall have the right to consult with HOSPITAL in the preparation, filing, prosecution and maintenance of patents and patent applications include in PATENT RIGHTS.

 5

9.	Appendix C ‘PATENT RIGHTS’ of the License Agreement shall be deleted and replaced with the [***]to this [***].

This Amendment 3 shall be effective as of effective date of the License Agreement (the “Amendment 3 Effective Date”), and this Amendment shall automatically expire upon the termination of the License Agreement. Nothing in this Amendment 3 shall be construed as amending or modifying by implication or otherwise any of the rights or obligations provided in the License Agreement, except as expressly set forth in this Amendment 3.

[The remainder of this page is left intentionally blank]

 6

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment to be effective as of the date hereof.

THE BRIGHAM AND WOMEN’S HOSPITAL, INC.		ALOPEXX PHARMACEUTICALS, LLC

By:	/s/ Yogesh Sharma	By:	/s/ Daniel R. Vlock

Title:	Associate Director. Innovation	Title:	CEO

Name:	Yogesh Sharma, PhD, MBA	Name:	Daniel R. Vlock. M.D.

Date:		Date:	6 March 201

 7

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm if publicly disclosed

AMENDMENT No. 4 to

EXCLUSIVE LICENSE AGREEMENT

BWH Case No: [***], [***], and [***]

BWH Agreement No. [***]

This Amendment No. 4 to the Exclusive License Agreement (“Amendment No. 4”) is effective as of April 29, 2019 (“Amendment No. 4 Effective Date”), by and between The Brigham and Women’s Hospital, Inc., a not-for-profit Massachusetts corporation, having a primary place of business at 75 Francis Street, Boston, Massachusetts 02115 (“HOSPITAL”) and Alopexx Pharmaceuticals, LLC, a Delaware limited liability company, having a principal place of business at [***] (“COMPANY”), each referred to herein individually as a “PARTY” and together collectively as the “PARTIES”.

RECITALS

WHEREAS, HOSPITAL and COMPANY have executed an Exclusive License Agreement which·has an effective date of December 4, 2007, as amended on December 2, 2009, February 2, 2010 and March 6, 2015 (collectively, the “License Agreement”; BWH Agreement No. Al 10100);

WHEREAS, COMPANY has made a request to amend and restate the diligence milestones of the License Agreement; and

WHEREAS, the PARTIES would like to further amend the PATENT RIGHTS listed in the License Agreement to remove BWH Case. No. [***].

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES hereby agree as follows:

1.	Certain Definitions. The following terms shall be added to the License Agreement.

“NDA” or “BLA” shall mean either a New Drug Application or Biologics License Application filed with the FDA to obtain Marketing Approval for a Product in the United States, or any comparable application filed with the applicable Regulatory Authority in or for a country or jurisdiction other than the United States.

“Phase I Clinical Trial” shall mean a clinical study of a Product in any country which satisfies the requirements of 21 C.F.R. 312.21(a), as amended from time to time, or its equivalent in jurisdictions outside of the United States.

“Phase II Clinical Trial” shall mean a clinical study of a Product in any country which satisfies the requirements of 21 C.F.R. 312.21(b), as amended from time to time, or its equivalent in jurisdictions outside of the United States.

“Phase III Clinical Trial” shall mean a clinical study of a Product in any country which satisfies the requirements of 21 C.F.R. 312.21(c), as amended from time to time, or its equivalent in jurisdictions outside of the United States.

“PMA” shall mean a Premarket Approval Application of a Product which satisfies the requirements of 21 C.F.R. 814, as amended from time to time.

2.	Section 3.1 (a) of the License Agreement (Pre-Sales Requirements) shall be deleted in its entirety and replaced with the following:

(a)	Pre-Sales Requirements.

(i)	Within [***]after the EFFECTIVE DATE, and annually thereafter as set forth in [***], COMPANY shall [***];

(ii)	Within [***]after the EFFECTIVE DATE, COMPANY will [***]

(iii)	Within [***]after the EFFECTIVE DATE, COMPANY will [***];

(iv)	Within [***]after the EFFECTIVE DATE, COMPANY will [***];

(v)	Within [***]after the EFFECTIVE DATE, COMPANY [***]; and

(vi)	Within [***]after the EFFECTIVE DATE, COMPANY will [***].

3.	The Parties hereby [***] from [***] COMPANY under the License Agreement, including [***]

4.	Appendix [***] under the License Agreement is [***]

5.	In consideration of this Amendment No. 4, COMPANY shall pay [***] within [***]after the Amendment No. 4 Effective Date and [***]within [***] after the Amendment No. 4 Effective Date.

6.	Any capitalized terms not defined in this Amendment No. 4 shall have the meaning set forth in the License Agreement;

7.	To the extent the terms of this Amendment No. 4 are contrary to the terms of the License Agreement, the terms of the Amendment No. 4 shall control;

8.	Except as specifically amended hereby, all provisions of the License Agreement shall remain in full force and effect;

9.	This Amendment No. 4 shall be effective as of the “Amendment No. 4 Effective Date”, and this Amendment No. 4 shall automatically expire upon the termination of the License Agreement. Nothing in this Amendment No. 4 shall be construed as amending or modifying by implication or otherwise any of the rights or obligations provided in the License Agreement, except as expressly set forth in this Amendment No. 4; and

10.	For the convenience of the PARTIES, this Amendment No. 4 may be executed electronically by email or facsimile transmission of signature pages, and in counterparts, each of which shall be deemed to be an original, and both of which taken together, shall constitute one agreement binding on both PARTIES. A portable document format (PDF) or electronic copy of this Amendment No. 4, including the signature pages, will be deemed an original.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the PARTIES hereto have duly executed and delivered this Amendment No. 4 to be effective as of the Amendment No. 4 Effective Date as evidenced by the signatures of their authorized representatives below.

THE BRIGHAM AND WOMEN’S HOSPITAL, INC.	ALOPEXX PHARMACEUTICALS, LLC

/s/ Daniel Castro	By:	/s/ Daniel Vlock

Name: Daniel Castro	Name:	Daniel R Vlock, MD

Title:

Date: APRIL 30, 2019

[[***]] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm if publicly disclosed

ASSIGNMENT AND ASSUMPTION AGREEMENT

BWH Case No: [***], [***] and [***]

BWH Agreement No. [***]

This Assignment and Assumption Agreement (this “Assignment and Assumption Agreement”) is made as of May 3, 2019 (the “ Effective Date”), by and among Alopexx Pharmaceuticals, LLC, a Delaware limited liability company, having its principal office located at [***] (“Alopexx Pharmaceuticals”), OneBiopharma, Inc., a Delaware corporation with a business address at [***] (“OneBiopharma”) and the Brigham and Women’s Hospital, Inc. (the “Hospital”). Each of Alopexx Pharmaceuticals, OneBiopharma and the Hospital is sometimes referred to individually herein as a “Party” and collectively as the “Parties”.

WHEREAS, Alopexx Pharmaceuticals and Hospital executed an Exclusive License Agreement dated as of December 4, 2007 and amended on December 2, 2009, February 2, 2010, March 6, 2015 and April 30, 2019 (collectively, the “Assigned License Agreement”; BWH Agreement No. [***]); a copy of which is attached hereto as [***];

WHEREAS, Alopexx Pharmaceuticals desires to assign all of its rights, title and interest in and to the Assigned License Agreement to OneBiopharma; and

WHEREAS, OneBiopharma desires to accept the assignment of the Assigned License Agreement by Alopexx Pharmaceuticals and assume all of Alopexx Pharmaceuticals’s liabilities and obligations under the Assigned License Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.            Assignment and Assumption of Assigned License Agreement. Alopexx Pharmaceuticals hereby assigns to OneBiopharma all of its existing and future right, title and interest of every nature in the Assigned License Agreement and OneBiopharma accepts and assumes such Assigned License Agreement, and hereby assumes, undertakes, and agrees to pay, perform, fulfill and discharge, from and after the Effective Date, all of Alopexx Pharmaceuticals’s obligations and liabilities under the Assigned License Agreement and agrees to perform all the terms and conditions of the Assigned License Agreement to be performed by Alopexx Pharmaceuticals on and after the Effective Date.

2.            Hospital Consent/Knowledge; Assignment fee.

(a)            Hospital hereby consents to (i) the assignment by Alopexx Pharmaceuticals of the Assigned License Agreement, and all of the rights and obligations of Alopexx Pharmaceuticals in, to and under the Assigned License Agreement, to OneBiopharma, and (ii) the assumption by OneBiopharma of all of Alopexx Pharmaceuticals’s obligations and liabilities in, to and under the Assigned License Agreement on and after the Effective Date, all as set forth in this Assignment and Assumption Agreement.

(b)	To the knowledge of the Hospital’s Innovation Office:

(i)	The copy of the Assigned License Agreement attached hereto as Exhibit A is a complete, true and accurate copies of the Assigned License Agreement.

(ii)	The Assigned License Agreement has not been assigned, amended, modified, supplemented or superseded since its execution other than as expressly set forth in this Assignment and Assumption Agreement.

(iii)	The Assigned License Agreement is valid and is in full force and effect.

(iv)	Hospital has received all payments due and payable by Alopexx Pharmaceuticals under the Assigned License Agreement as of the Effective Date, including all patent fees and expenses for which it has invoiced Alopexx Pharmaceuticals pursuant to the terms of the Assigned License Agreement.

(v)	Hospital has not declared a default under the Assigned License Agreement at any time prior to the date hereof, there are no uncured defaults on the part of Alopexx Pharmaceuticals under the Assigned License Agreement as of the Effective Date and, as of the Effective Date, there are no events that have occurred which, with the giving of notice or passage of time or both, would constitute a default by Alopexx Pharmaceuticals thereunder.

(vi)	The assignment and assumption of the Assigned License Agreement as set forth herein shall not constitute a sublicense of the Assigned License Agreement by Alopexx Pharmaceuticals.

(c)	Alopexx Pharmaceuticals shall [***] of such assignment, as provided under [***] of the Assigned License Agreement. If Alopexx Pharmaceuticals fails to make payment due hereunder, Hospital shall have the right to revoke this Assignment [***]written notice, unless Alopexx Pharmaceuticals shall make such payment within [***].

3.            Representations of Alopexx Pharmaceuticals. Alopexx Pharmaceuticals hereby represents to OneBiopharma that:

(a)          The copy of the Assigned License Agreement attached hereto as [***] is a complete, true and accurate copy of the Assigned License Agreement.

(b)          The Assigned License Agreement has not been assigned, amended, modified, supplemented or superseded since its execution other than as expressly set forth in this Assignment and Assumption Agreement.

2

(c)          The Assigned License Agreement is valid and is in full force and effect.

4.            Mutual Representations and Warranties. Alopexx Pharmaceuticals and OneBiopharma each represents and warrants to the other, as of the Effective Date, as follows:

(a)          It is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Assignment and Assumption Agreement.

(b)          The execution and delivery of this Assignment and Assumption Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or company action and will not violate (i) such Party’s certificate of incorporation or bylaws (or equivalent organizational documents), (ii) any agreement, instrument or contractual obligation to which such Party is bound in any material respect, (iii) any requirement of any applicable laws, or (iv) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party. This Assignment and Assumption Agreement is a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms and conditions.

5.            Miscellaneous. This Assignment and Assumption Agreement and the rights of the Parties under it shall be governed by and construed in all respects in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts or choice of laws rules. This Assignment and Assumption Agreement and the Assigned License Agreement (a) constitute the entire agreement and understanding between the Parties regarding the Assigned License Agreement, and (b) supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the Assigned License Agreement. If one or more provisions of this Assignment and Assumption Agreement shall be held invalid, illegal or unenforceable, such provision shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the Parties, and if such modification is not possible, such provision shall be severed from this Assignment and Assumption Agreement and the balance of this Assignment and Assumption Agreement shall be interpreted as if such provision were so modified or excluded, as the case may be, and shall be enforceable in accordance with its terms. This Assignment and Assumption Agreement may be executed in any number of counterparts (including by facsimile and portable document format (PDF) via electronic mail), each such counterpart when executed being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.

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IN WITNESS WHEREOF, the Parties have caused this Assignment and Assumption Agreement to be executed and delivered as a document under seal as of the Effective Date written above.

ALOPEXX PHARMACEUTICALS, LLC

By:	/s/ Daniel R. Vlock
Name: Daniel R. Vlock
Title: President and CEO

[Signature Page to Assignment and Assumption Agreement]

IN WITNESS WHEREOF, the Parties have caused this Assignment and Assumption Agreement to be executed and delivered as a document under seal as of the Effective Date written above.

ONEBIOPHARMA, INC.

By:	/s/ Michael Wyand
Name: Michael Wyand
Title: Chief Executive Officer

[Signature Page to Assignment and Assumption Agreement]

IN WITNESS WHEREOF, the Parties have caused this Assignment and Assumption Agreement to be executed and delivered as a document under seal as of the Effective Date written above.

THE BRIGHAM AND WOMEN’S HOSPITAL, INC.

/s/ Daniel Castro
Name:	Daniel Castro
Title:	Managing Director, Licensing Partners HealthCare Innovation
Date:

[Signature Page to Assignment and Assumption Agreement]